INVESTMENT ADVISER OF
STOCK PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON STOCK FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON STOCK FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                    M-STSRC-2/96

[Logo]
EV MARATHON
STOCK
FUND

ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

TO SHAREHOLDERS

We are pleased to report that during the year ending December 31, 1995, EV Marathon Stock Fund had a total return of 30.0%. That return was the result of an increase in net asset value to $12.25 per share from $9.61 per share and the reinvestment of distributions of $0.235 per share.

By comparison, the Lipper Growth & Income Fund Index, an index of 30 growth and income funds, had a total return of 30.5%. The S&P 500, an unmanaged index of common stocks, had a total return of 37.4% for the same period.

The U.S. economy remained remarkably steady during 1995, creating a favorable period of slow growth and low inflation for investors. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. It was expected to decline below 3% during the fourth quarter.

The crucial issue during the first half of the year was whether the Federal Reserve's previous tightening of its target federal funds rate would cause a recession or would merely slow the economy's growth. As the year progressed, it became clear that the Fed successfully engineered a "soft landing."

The Fed lowered the federal funds rate by a quarter of a percentage point in July, the first downward change since September, 1992. Another quarter-point decrease was announced in December. These changes helped the economy continue to advance at a slow but steady pace and provided impetus for the stock market.

The market reached record levels during the year. This runup in prices was led during the first half of the year by technology stocks while, later in 1995, other segments of the market, particularly biotechnology and oils, came into favor as technology stocks faltered.

Of course, past performance is no guarantee of future returns, but we believe that investing in a combination of income-producing and growth stocks will provide a satisfactory total return over the long term.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes,
President
February 21, 1996

              EV MARATHON STOCK FUND
                 10 LARGEST COMMON
                  STOCK HOLDINGS*

Praxair, Inc.............................Chemicals
Eastman Kodak Co............Photographic equipment
Omnicom Group..........................Advertising
Frontier Corp...................Telecommunications
PepsiCo Inc....................Beverages, consumer
Anadarko Petroleum Corp. .....Oil, gas exploration
McGraw-Hill Inc.........................Publishing
Bank of Boston.........................BankingInc.
ConAgra, Inc.................................Foods
Rayonier, Inc......................Forest products
*as of 12/31/95

MANAGEMENT REPORT

An interview with Duncan W. Richardson,
Vice President and manager of the Stock Portfolio.

Q.  DUNCAN, HOW WOULD YOU CHARACTERIZE THE PAST YEAR FOR EQUITY INVESTORS?

A. It was a remarkable year in the financial markets. Both the bond and stock markets were up dramatically for the year. On the stock side, the S&P 500, an unmanaged index of common stocks, was up 37.4%, the largest increase since 1958. For stock investors, everything fell into place -- lower interest rates, moderate economic growth and relatively low inflation. I'm sure that some investors thought it couldn't get any better than this, because conditions were very positive.

Q.  WHAT IS THE INVESTMENT STRATEGY THAT YOU USE IN MANAGING INVESTMENTS?

A. There are several components to our strategy.First, we choose stocks using a bottom-up method. That is, we do extensive research on stocks that we're considering before we buy. We also employ a strong selling discipline to lower risk.

    Another component that is fundamental to our investment strategy is the use of convertible securities to increase yield. And, finally, we set aside a portion of the Portfolio to be used to opportunistically purchase underpriced, out-of-favor securities that we believe have strong prospects.

Q.  WHAT DO YOU MEAN BY A STRONG SELLING DISCIPLINE?

A. When a stock's price declines, we look closely to determine whether we want to continue to hold it. Capital preservation is important to achieving long-term performance. We like to catch any mistakes early. In some cases, if we decide that the stock is still fundamentally sound, we recommit to the investment.

Q.  WHAT SECTORS OF THE MARKET WERE FAVORED DURING THE YEAR?

A. What we saw during 1995 was a rotation of the sectors that the market favored. Early in the year, technology stocks led the price increases, as they had in late 1994. Later on, technology fell out of favor and other sectors, especially telephone utilities, drugs and oils, performed well.

Q. HOW DID THESE FACTORS AFFECT THE INVESTMENT PORTFOLIO?

A. Compared to other growth and income funds, over the course of the year we were significantly underweighted in technology stocks.We achieved our high returns with less reliance on this volatile sector. We started overweighting oil stocks last summer, so we've been able to take advantage of the market's favorable attitude toward that sector.

    Another factor was the Federal Reserve's lowering of interest rates twice during the year. In addition to boosting overall investor confidence, the lower interest rates were especially helpful to stocks in the financial sector. The gains experienced by these stocks formed the foundation for the Fund's solid year.

Q.  WHAT WERE SOME OF THE PORTFOLIO'S STRONGEST PERFORMERS DURING 1995?

A. As I mentioned, financial stocks were a significant part of the Portfolio's success. Three stocks that contributed strong performance in an environment of declining interest rates were Bank of Boston Corp., Citicorp and Mortgage Guaranty Investment Corporation, or MGIC. Bank of Boston's stock price also rose because the market recognized the growth prospects for its international banking operations. In all, the stock's price was up nearly 79% for the year. MGIC's price was helped by the fact that its earnings had been previously underappreciated.

    Sometimes there are special situations that can work to an investor's advantage. For example, numerous industries are consolidating in this country, and we were able to take advantage of this trend. In the financial sector, our holdings in Shawmut National Corp. appreciated because of the announcement of its acquisition by Fleet National.The price of CBS stock, which we also held, increased when it was announced that the network would be acquired by Westinghouse.The price of Upjohn Co. stock also rose on news that the company was merging to become Pharmacia & Upjohn.

    Triton Energy Corp. was another strong performer. This is a company that explores for oil and natural gas and has had remarkable success in Colombia and Thailand. From the time we acquired the stock until the end of 1995, its price was up 82%.

Q.  DID TECHNOLOGY STOCKS PLAY ANY ROLE IN THE PORTFOLIO'S SUCCESS?

A. Yes. While we were underweighted in technology, some of our holdings in this sector, particularly Intel Corp. and Texas Instruments, both contributed to the strong showing during the year. Intel, by the way, was the Portfolio's largest position at the beginning of the year. Fortunately, we lightened our position before the stock's price declined late in the year.

Q.  WHAT OTHER SECTORS PERFORMED WELL?

A. In general, health care stocks performed well in 1995. Johnson & Johnson has done particularly well this year. We've also had strong performance from some of our consumer products stocks, particularly Procter & Gamble Co. and Eastman Kodak Co.

    In the case of both Procter & Gamble and Johnson & Johnson, we increased our holdings when we recognized that in a slow or no-growth economy, the market would more highly value companies that demonstrate the ability to grow internationally. Both of these companies have a strong international presence that could offset any disappointing U.S. earnings.

Q.  IN ADDITION TO USING CONVERTIBLE SECURITIES, HOW DO YOU SEEK YIELD?

    One way to find a good source of total return is by investing in telephone utilities. These stocks were good performers during the second half of the year and should continue to be a good source of total return. Many of these companies have strong prospects for earnings gains based on the tremendous opportunities that they have to cut costs.

    Frontier Corp. is an example. This is a diversified telecommunications company that is based inRochester, NY. It began with local telephone service and expanded into long-distance and wireless operations. Now, long-distance services account for 70% of the company's revenues and, at the same time, its local telephone services are very well-managed. The good news for our Portfolio is that Frontier was up more than 51% during the period of 1995 that we owned the stock.

Q. GIVEN THE GOOD YEAR THAT INVESTORS HAD IN 1995, WHAT SHOULD THEY EXPECT IN 1996?

A. While the outlook for the stock market remains basically positive, its just not realistic to expect two blockbuster years in a row. Investors should keep the historical returns of the stock market in mind as they look to the future. Having said that, economic conditions going into 1996 continue to be positive, with low inflation and slow, steady economic growth.

    The objective of the Fund is to achieve growth and income for its investors. To achieve that objective, we continue to balance the need to add attractive growth stocks with the need to search out total return opportunities. In all, we believe that choosing a combination of income-producing and growth stocks is the way for the long-term investor to achieve a satisfactory total return.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               EV MARATHON STOCK FUND AND THE S&P 500 STOCK INDEX

                 From August 31, 1994 through December 31, 1995

                     -----------------------------------------
                      AVG. ANNUAL          1           Life of
                        RETURNS          Year           Fund*
                     -----------------------------------------
                      With CDSC         25.0%           14.1%
                     -----------------------------------------
                      Without CDSC      30.0%           17.5%
                     -----------------------------------------

PLOT POINTS

            Label               A             B
Label       Date            M. Stock       S&P 500
--------------------------------------------------
  1         8/94+             10000         10000
  2         9/94               9743          9800
  3        10/94               9803         10005
  4        11/94               9358          9609
  5        12/94               9487          9798
  6         1/95               9437         10036
  7         2/95               9783         10398
  8         3/95              10168         10749
  9         4/95              10385         11050
 10         5/95              10790         11451
 11         6/95              10977         11772
 12         7/95              11387         12146
 13         8/95              11585         12142
 14         9/95              11743         12705
 15        10/95              11649         12642
 16        11/95              12076         13161
 17        12/95              12331         13467

EV MARATHON STOCK FUND Assumes entire investment was redeemed on 12/31/95 and maximum applicable contingent deferred sales charge (CDSC) was deducted from redemption proceeds.

Past performance in not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 8/17/94.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

THE FUND'S PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the above performance chart compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Stock Index.

TOTAL RETURN FIGURES

The solid line on the chart represents the Fund's performance. The Fund's total return reflects Fund expenses, fees and Portfolio transaction costs, and assumes the reinvestment of income dividends and capital gains distributions. The second dollar figure listed for the Fund reflects the Fund's maximum applicable contingent deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

The dotted line represents the performance of the S&P500, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor purchased or sold the securities represented in the Index.

                            EV MARATHON STOCK FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Stock Portfolio (Portfolio) at value (Note 1A)    $7,244,666
  Receivable for Fund shares sold                                     20,732
  Receivable from administrator (Note 6)                              49,389
  Deferred organization expenses (Note 1D)                            34,190
                                                                  ----------
      Total assets                                                $7,348,977
LIABILITIES:
  Payable for fund shares redeemed                        $4,395
  Payable to affiliate --
    Trustees                                                  23
  Accrued expenses                                         8,380
                                                           -----
      Total liabilities                                               12,798
                                                                  ----------
NET ASSETS for 598,975 shares of beneficial interest
  outstanding                                                     $7,336,179
                                                                  ==========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares (including shares
    issued to shareholders electing
    to receive payment of distributions in shares),
    less cost of shares redeemed                                  $6,582,566
  Unrealized appreciation of investments                             732,732
  Accumulated net realized gain on investments                        14,473
  Undistributed net investment income                                  6,408
                                                                  ----------
      Total net assets                                            $7,336,179
                                                                  ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($7,336,179 / 598,975 shares of beneficial interest)              $12.25
                                                                    ======

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                       For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    withholding taxes of $864)                                       $ 94,089
  Interest income allocated from Portfolio                             17,647
  Expenses allocated from Portfolio                                   (27,102)
                                                                     --------
        Total investment income                                      $ 84,634
  Expenses --
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 6)          $     23
    Custodian fees (Note 6)                                  3,252
    Distribution fees (Note 4)                              27,482
    Transfer and dividend disbursing agent fees              3,463
    Printing and postage                                    23,003
    Legal and accounting services                           16,979
    Registration fees                                       19,825
    Amortization of organization expenses (Note 1D)          8,573
    Miscellaneous                                            5,188
                                                          --------
        Total expenses                                    $107,788
  Deduct --
    Allocation of expenses to the administrator (Note 6)    49,389
                                                          --------
      Net expenses                                                     58,399
                                                                     --------
          Net investment income                                      $ 26,235
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain (identified cost basis) --
    Investment transactions                               $ 98,061
    Written option transactions                             20,209
                                                          --------
        Net realized gain on investment transactions      $118,270
  Change in unrealized appreciation of investments         749,420
                                                          --------
    Net realized and unrealized gain on investments                  $867,690
                                                                     --------
        Net increase in net assets resulting from operations         $893,925
                                                                     ========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                       -----------------------
                                                       1995          1994*
                                                       ----          ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income (loss)                     $   26,235    $     (444)
    Net realized gain (loss) from Portfolio             118,270       (12,295)
    Change in unrealized appreciation from Portfolio    749,420       (16,688)
                                                     ----------    ----------
      Net increase (decrease) in net assets
          resulting from operations                  $  893,925    $  (29,427)
                                                     ----------    ----------
  Distributions to shareholders --
    From net investment income                       $  (19,603)   $   --
    From net realized gain on investments              (107,649)       --
                                                     ----------    ----------
      Total distributions to shareholders            $ (127,252)   $   --
  Net increase in net assets from Fund share
       transactions (Note 2)                         $5,503,696    $1,095,227
                                                     ----------    ----------
      Net increase in net assets                     $6,270,369    $1,065,800
NET ASSETS:
  At beginning of year                                1,065,810            10
                                                     ----------    ----------
  At end of year (including undistributed net
investment income of $6,408 and $111, respectively)  $7,336,179    $1,065,810
                                                     ==========    ==========

* For the period from the start of business, August 17, 1994 to December 31, 1994.

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                         ----------------------
                                                             1995      1994*
                                                             ----      ----

NET ASSET VALUE -- beginning of year                       $ 9.610   $10.000
                                                           -------   -------
  Income from investment operations:
    Net investment income (loss)                           $ 0.060   $(0.010)
    Net realized and
      unrealized gain (loss) on investments                  2.815    (0.380)
                                                           -------   -------
      Total income (loss) from investment operations       $ 2.875   $(0.390)
                                                           -------   -------
  Less distributions:
    From net investment income                             $(0.036)  $  --
    From net realized gain on investments                   (0.199)     --
                                                           -------   -------
      Total distributions                                  $(0.235)  $  --
                                                           -------   -------
NET ASSET VALUE -- end of year                             $12.250   $ 9.610
                                                           =======   =======
TOTAL RETURN**                                              29.98%   (3.90)%
RATIOS/SUPPLEMENTAL DATA:
(to average daily net assets)***
  Expenses(1)                                                2.32%     3.25%+
  Net investment income                                      0.71%   (0.74)%+
NET ASSETS AT END OF YEAR (000'S OMITTED)                  $ 7,336   $ 1,066

Note: Certain per share amounts have been calculated using average shares outstanding during the period.

(1) Includes the Fund's share of Stock Portfolio's allocated expenses.
  + Computed on an annualized basis.
  * For the period from the start of business, August 17, 1994, to December 31, 1994.
 ** Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value of the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is not computed on an annualized basis.
*** The expenses related to the operation of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

    NET INVESTMENT LOSS PER SHARE                          $(0.022)  $(0.016)
      RATIOS (to average daily net assets):
        Expenses                                             3.66%     3.81%+
        Net investment income (loss)                       (0.63)%   (0.18)%+

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Stock Fund (the Fund) a Massachusetts business trust is registered under the Investment Company Act of 1940, as amended, as a diversified open- end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Stock Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (6.7% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $46,551 as capital gain dividends for its taxable year ended December 31, 1995.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Distributions to shareholders are recorded on the ex-dividend date. Gains or losses on the sale of investments are determined on the identified cost basis.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          YEAR ENDED DECEMBER 31,
                             -------------------------------------------------
                                       1995                     1994*
                             ------------------------  -----------------------
                               SHARES       AMOUNT      SHARES       AMOUNT
                             ---------   -----------   --------   -----------
Sales                          681,373    $7,710,688    111,812    $1,103,506
                               -------    ----------    -------    ----------
Issued to shareholders
  electing to receive
  payment of distribution
  in Fund shares                 9,235       111,558      --            --
Redemptions                   (202,565)   (2,318,550)      (880)       (8,279)
                               -------    ----------    -------    ----------
    Net increase               488,043    $5,503,696    110,932    $1,095,227
                               =======    ==========    =======    ==========

*From the start of business, August 17, 1994 to December 31, 1994.

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $7,722,465 and $2,480,482, respectively.

------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to accrue amounts daily to the principal underwriter, Eaton Vance Distributors, Inc. (EVD), equal to 1/365th of 0.75% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue accruals to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are approximately equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid to EVD.

   The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. Such payments would cease upon termination of the distribution agreement (unless made in accordance with another distribution agreement). As a result, the Fund does not accrue amounts which may become payable to EVD in the future because the conditions for recording any contingent liability under generally accepted accounting principles have not been satisfied. EVD earned $27,482 for the year ended December 31, 1995, representing 0.75% of average daily net assets. At December 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $230,896.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months, and that payments of these service fees shall commence with the quarter ending March 31, 1996. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

  Certain of the officers of the Fund and Directors of the Corporation are officers and directors of EVD.

------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGES
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $19,702 of CDSC paid by shareholders for the year ended December 31, 1995.

------------------------------------------------------------------------------
(6) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Eaton Vance serves only as the administrator of the Fund, but receives no compensation. The administrator assumed $49,389 of the Funds' expenses for the year ended December 31, 1995. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

  Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995 IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Funds custody fees are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
EV MARATHON STOCK FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the year ended December 31, 1995 and for the period from August 17, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended December 31, 1995 and for the period from August 17, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

-----------------------------------------------------------------------------
                               STOCK PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995
-----------------------------------------------------------------------------
                            COMMON STOCKS -- 86.5%
-----------------------------------------------------------------------------
  SHARES   SECURITY                                                 VALUE
-----------------------------------------------------------------------------
           ADVERTISING - 3.1%
   90,000  Omnicom Group                                         $  3,352,500
                                                                 ------------
           AEROSPACE & DEFENSE - 1.8%
   40,000  General Motors Corp. Class H                          $  1,965,000
                                                                 ------------
           AGRICULTURE EQUIPMENT - 2.0%
   60,000  Deere & Co.                                           $  2,115,000
                                                                 ------------
           AUTOMOTIVE - 0.4%
   15,000  Ford Motor Co.                                        $    435,000
                                                                 ------------
           BANKS - 4.3%
   55,000  Bank of Boston Corp.                                  $  2,543,750
   14,331  Citicorp                                                   963,792
   26,766  Fleet Financial Group, Inc.                              1,090,714
                                                                 ------------
                                                                 $  4,598,256
                                                                 ------------
           BROADCASTING - 2.0%
  120,000  Comcast Corp. Class A                                 $  2,182,500
                                                                 ------------
           CHEMICALS - 4.7%
   20,000  DuPont (E.I.) deNemours & Co., Inc.                   $  1,397,500
  110,000  Praxair, Inc.                                            3,698,750
                                                                 ------------
                                                                 $  5,096,250
                                                                 ------------
           CONSUMER GOODS & SERVICES - 11.7%
   50,000  American Brands, Inc.                                 $  2,231,250
   55,000  Eastman Kodak Co.                                        3,685,000
   50,000  PepsiCo, Inc.                                            2,793,750
   17,100  Procter & Gamble Co.                                     1,419,300
   70,000  Seagram Co. Ltd.                                         2,423,750
                                                                 ------------
                                                                 $ 12,553,050
                                                                 ------------
           DRUGS & MEDICAL - 4.1%
   25,000  Johnson & Johnson Co.                                 $  2,140,625
   58,000  Pharmacia & Upjohn, Inc.                                 2,247,500
                                                                 ------------
                                                                 $  4,388,125
                                                                 ------------
           FINANCE & INSURANCE - 9.5%
   48,540  Allstate Corp.                                        $  1,996,208
   50,000  American General Corp.                                   1,743,750
   60,000  Block (H. & R.), Inc.                                    2,430,000
   35,000  MGIC Investment Corp. Wisc.                              1,898,750
   45,000  Progressive Corp.                                        2,199,375
                                                                 ------------
                                                                 $ 10,268,083
                                                                 ------------
           FOOD - 2.3%
   61,063  Conagra, Inc.                                         $  2,518,849
                                                                 ------------
           FOREST PRODUCTS - 2.3%
   75,000  Rayonier, Inc.                                        $  2,503,125
                                                                 ------------
           INTEGRATED OIL - 4.1%
   27,000  Exxon Corp.                                           $  2,163,375
   65,000  Phillips Petroleum Co.                                   2,218,125
                                                                 ------------
                                                                 $  4,381,500
                                                                 ------------
           INTERNATIONAL NEWS AGENCY - 0.8%
   15,000  Reuters Holdings PLC ADR                              $    826,875
                                                                 ------------
           MANUFACTURING - DIVERSIFIED - 1.4%
   25,000  Illinois Tool Works, Inc.                             $  1,475,000
                                                                 ------------
           METALS & MINING - 1.8%
  100,000  J & L Specialty Steel, Inc.                           $  1,875,000
                                                                 ------------
           OIL & GAS EXPLORATION - 6.8%
   50,000  Anadarko Petroleum Corp.                              $  2,706,250
   30,000  Texaco, Inc.                                             2,355,000
   40,000  Triton Energy Corp.                                      2,295,000
                                                                 ------------
                                                                 $  7,356,250
                                                                 ------------
           PUBLISHING - 4.2%
   15,000  Dow Jones & Co., Inc.                                 $    598,125
   30,000  Houghton Mifflin Co.                                     1,290,000
   30,000  McGraw-Hill, Inc.                                        2,613,750
                                                                 ------------
                                                                 $  4,501,875
                                                                 ------------
           REAL ESTATE INVESTMENT TRUSTS - 3.6%
   20,000  Beacon Properties Corp.                               $    460,000
   16,000  Chelsea GCA Realty, Inc.                                   480,000
   20,000  Equity Residential Properties Trust                        612,500
   20,000  Nationwide Health Properties, Inc.                         840,000
   10,000  Post Properties, Inc.                                      318,750
   18,000  Redwood Trust, Inc.                                        328,500
   20,000  ROC Communities, Inc.                                      480,000
   14,200  Trinet Corporate Realty Trust, Inc.                        386,950
                                                                 ------------
                                                                 $  3,906,700
                                                                 ------------
           RETAIL - 2.0%
  100,000  Toys "R" Us*                                          $  2,175,000
                                                                 ------------
           SAVINGS & LOAN - 1.3%
   55,000  Great Western Financial Corp.                         $  1,402,500
                                                                 ------------
           SEMICONDUCTORS - 3.6%
   25,000  Intel Corp.                                           $  1,418,750
   30,000  Motorola, Inc.                                           1,710,000
   15,000  Texas Instruments, Inc.                                    776,250
                                                                 ------------
                                                                 $  3,905,000
                                                                 ------------
           SPECIALTY CHEMICALS - 1.6%
   35,000  Loctite Corp.                                         $  1,662,500
                                                                 ------------
           TELECOMMUNICATIONS - 6.3%
   35,000  Ameritech Corp.                                       $  2,065,000
  100,000  Frontier Corp.                                           3,000,000
   30,000  SBC Communications, Inc.                                 1,725,000
                                                                 ------------
                                                                 $  6,790,000
                                                                 ------------
           UTILITIES - NATURAL GAS - 0.8%
   50,000  Western Gas Resources                                 $    806,250
                                                                 ------------
           TOTAL COMMON STOCKS
             (IDENTIFIED COST, $73,217,574)                      $ 93,040,188
                                                                 ------------

-----------------------------------------------------------------------------
                     CONVERTIBLE PREFERRED STOCKS - 5.3%
-----------------------------------------------------------------------------
   10,000  Ford Motor Co., 8.4%                                  $    947,500
  140,000  Freeport McMoRan Copper & Gold, 5%                       3,815,000
   10,000  Tejas Gas Corp., 5.25%                                     475,000
   10,000  Valero Energy Corp., 6.25%                                 515,000

           TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST, $4,782,861)                       $  5,752,500
                                                                 ------------

-----------------------------------------------------------------------------
                           CONVERTIBLE BONDS - 4.2%
-----------------------------------------------------------------------------
        FACE AMOUNT
      (000'S OMITTED)
-----------------------------------------------------------------------------
              $  500  Beverly Enterprises, 7.625%, 3/15/03       $    477,500
                 750  Beverly Enterprises, 5.5%, 8/1/18               708,750
               1,920  INCO Ltd., 5.75%, 7/1/04                      2,524,800
                 840  Scandinavian Broadcasting System,
                        7.25%, 8/1/05                                 863,100
                                                                 ------------
                      TOTAL CONVERTIBLE BONDS
                        (IDENTIFIED COST, $4,078,750)            $  4,574,150
                                                                 ------------

-----------------------------------------------------------------------------
                              CORPORATE BOND - 0.0%
-----------------------------------------------------------------------------
        FACE AMOUNT
      (000'S OMITTED)                                               VALUE
-----------------------------------------------------------------------------
              $   50  H.P. Hood & Son, 7.50%, 2/1/01             $     39,400
                                                                 ------------
                      TOTAL CORPORATE BONDS
                        (IDENTIFIED COST, $50,000)               $     39,400
                                                                 ------------

-----------------------------------------------------------------------------
                        SHORT TERM INVESTMENTS - 3.7%
-----------------------------------------------------------------------------
             $3,056   General Electric Capital Corp.,
                         5.8%, 1/3/96                            $  3,055,014
                933   Melville Corp., 5.9%, 1/2/96                    932,849
                                                                 ------------
                      TOTAL SHORT TERM INVESTMENTS
                         AT AMORTIZED COST                       $  3,987,863
                                                                 ------------
                      TOTAL INVESTMENTS - 99.7%
                        (IDENTIFIED COST, $86,117,048)           $107,394,101
                      OTHER ASSETS, LESS LIABILITIES - 0.3%           323,174
                                                                 ------------
                      NET ASSETS - 100%                          $107,717,275
                                                                 ============

ADR -- American Depository Receipt
Note: Percentages shown are based on net assets

    The accompanying notes are an integral part of the financial statements

                               STOCK PORTFOLIO
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
     $86,117,048)                                               $107,394,101
  Cash                                                                   970
  Interest receivable                                                100,068
  Dividends receivable                                               207,809
  Deferred organization expenses (Note 1C)                            11,719
  Other receivables                                                   21,656
                                                                ------------
      Total assets                                              $107,736,323
LIABILITIES:
  Payable to affiliates --
    Trustees fees                                      $ 1,396
  Accrued expenses                                      17,652
                                                       -------
      Total liabilities                                               19,048
                                                                ------------
NET ASSETS applicable to investors' interest in Portfolio       $107,717,275
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $ 86,440,222
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                 21,277,053
                                                                ------------
      Total net assets                                          $107,717,275
                                                                ============

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                      $   462,813
    Dividends (net of withholding tax of, $21,440)                  2,496,020
                                                                  -----------
      Total income                                                  2,958,833
  Expenses --
    Investment adviser fee (Note 3)                  $  606,215
    Compensation of directors, not members of the
      Investment Adviser's organization (Note 3)          7,482
    Custodian fee (Note 3)                               73,496
    Printing and postage                                    332
    Legal and accounting services                        28,943
    Amortization of organizational expenses
     (Note 1C)                                            3,248
    Miscellaneous                                        10,719
                                                     ----------
        Total expenses                                                730,435
                                                                  -----------
          Net investment income                                     2,228,398
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (identified cost basis) --
    Investment transactions                          $9,926,132
    Written option transactions                         296,671
                                                     ----------
      Net realized gain                                           $10,222,803
  Change in unrealized appreciation on investments                 14,953,494
                                                                  -----------
        Net realized and unrealized gain on investments           $25,176,297
                                                                  -----------
          Net increase in net assets resulting from operations    $27,404,695
                                                                  ===========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1995          1994*
                                                   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                          $  2,228,398   $   908,166
    Net realized gain (loss) on investment
     transactions                                    10,222,803    (2,035,741)
    Change in unrealized appreciation of
     investments                                     14,953,494    (1,601,217)
                                                   ------------   -----------
      Net increase (decrease) in net assets
         resulting from operations                 $ 27,404,695   $(2,728,792)
                                                   ------------   -----------
  Capital transactions --
    Contributions                                  $ 13,753,042   $ 2,390,694
    Withdrawals                                     (18,959,497)   (5,494,445)
                                                   ------------   -----------
      Decrease in net assets resulting from
         capital transactions                      $ (5,206,455)  $(3,103,751)
                                                   ------------   -----------
        Total increase (decrease) in net assets    $ 22,198,240   $(5,832,543)
NET ASSETS:
  At beginning of year                               85,519,035    91,351,578
                                                   ------------   -----------
  At end of year                                   $107,717,275   $85,519,035
                                                   ============   ===========

------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1995          1994*
                                                   -------------  ------------
RATIOS (to average daily net assets):
  Expenses                                             0.75%      0.73%+
  Net investment income                                2.30%      2.45%+
PORTFOLIO TURNOVER                                      108%        28%

+ Computed on an annualized basis.
* For the period from the start of business, August 1, 1994 to December 31, 1994.

   The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Stock Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or in the NASDAQ National Market are valued on the basis of the last reported sales prices on the last business day of the period. If no sale is reported on that date, a security is valued, if quoted on such a day, at not lower than the old bid price nor higher than the asked prices. Prices on such exchanges will not be used for valuing debt securities if in the Trustees judgment, some other valuation method more accurately reflects the fair market value of such a security. Securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last bid and asked prices. Short-term securities are valued at cost, which approximates market value. All other securities and assets are appraised to reflect their fair value as determined in good faith by the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated invest- ment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

D. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

E. WRITTEN OPTIONS -- The Fund may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregrated $99,400,340 and $102,585,387, respectively.

------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1995, the fee amounted to $606,215. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. All significant credit balances used to reduce the Funds custody fees are reported as a reduction of expenses in the statement of operations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period. At December 31, 1995, the Fund did not have an outstanding balance pursuant to the line of credit.

------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $86,041,047
                                                                  ===========
Gross unrealized appreciation                                     $22,128,189
Gross unrealized depreciation                                         775,135
                                                                  -----------
Net unrealized appreciation                                       $21,353,054
                                                                  ===========

------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Fund regularly trades in financial instruments with off-balance-sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995 is as follows:

Written Option Transactions

Transactions in written options for the year ended December 31, 1995 were as follows:
                                          PRINCIPAL AMOUNTS
                                             OF CONTRACTS
                                           (000'S OMITTED)           PREMIUMS
                                           ---------------           --------

Outstanding, beginning of period                 --                    --
  Options written                              (990)               ($296,671)
  Options exercised                             990                  296,671
  Options expired                                --                    --
                                               ----                ---------
Outstanding, end of period                        0                $       0
                                               ====                =========

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF STOCK PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Stock Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, and the changes in net assets and supplementary data for the year ended December 31, 1995 and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and supplementary data for the year ended December 31, 1995 and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                            INVESTMENT MANAGEMENT

EV MARATHON        OFFICERS                    TRUSTEES
STOCK FUND         JAMES B. HAWKES             M. DOZIER GARDNER
24 Federal Street  President, Trustee          President, Eaton Vance
Boston, MA 02110   CLIFFORD H. KRAUSS          Management
                   Vice President              DONALD R. DWIGHT
                   JAMES L. O'CONNOR           President, Dwight Partners, Inc.
                   Treasurer                    Chairman, Newspapers of
                   THOMAS OTIS                 New England, Inc.
                   Secretary                   SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment Banking, Harvard
                                               University Graduate School of
                                               Business Administration
                                               NORTON H. REAMER
                                               President and Director,
                                               United Asset Management
                                               Corporation
                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated
                                               JACK L. TREYNOR
                                               Investment Adviser and
                                               Consultant
                   -----------------------------------------------------------
STOCK PORTFOLIO    OFFICERS                    TRUSTEES
24 Federal Street  JAMES B. HAWKES             DONALD R. DWIGHT
Boston, MA 02110   President, Trustee          President, Dwight Partners, Inc.
                   DUNCAN W. RICHARDSON          Chairman, Newspapers of
                   Vice President and          New England, Inc.
                   Portfolio Manager           SAMUEL L. HAYES, III
                   JAMES L. O'CONNOR           Jacob H. Schiff Professor of
                   Treasurer                   Investment Banking, Harvard
                   THOMAS OTIS                 University Graduate School of
                   Secretary                   Business Administration
                                               NORTON H. REAMER
                                               President and Director,
                                               United Asset Management
                                               Corporation
                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated
                                               JACK L. TREYNOR
                                               Investment Adviser and
                                               Consultant